UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

Fate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2018 Annual Meeting of Stockholders of Fate Therapeutics, Inc. (the “Company”) held on May 2, 2018:

(i) The election of two Class II directors, as nominated by the Board of Directors, to hold office until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 16, 2018.

The number of shares of common stock entitled to vote at the annual meeting was 52,772,056.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 44,127,732.  All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Class II Directors.

Director Nominee	Votes For	Votes Withheld
Amir Nashat, Sc.D.	33,610,738	767,816
William H. Rastetter	33,729,867	648,687

There were 9,749,178 broker non-votes regarding the election of directors.

(b)	Ratification of Auditors.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  The results of the voting included 44,092,744 votes for, 10,269 votes against, and 24,719 votes abstained.

There were zero broker non-votes regarding this proposal.

Item 8.01	Other Events.

On May 2, 2018, the Board of Directors of the Company adopted amendments to the Company’s non-employee director compensation policy (as amended and restated, the “Policy”) with respect to the equity and cash retainer components of compensation to non-employee directors.

Pursuant to the Policy, each new non-employee director who is initially appointed or elected to the Company’s Board of Directors will receive an option grant to purchase up to 24,000 shares of common stock (decreased from 37,500 shares). Each continuing non-employee director will be eligible to receive an annual option grant to purchase up to 16,000 shares of common stock (decreased from 25,000 shares).

In addition, each continuing non-employee director will be eligible to receive an annual cash retainer of $40,000 (increased from $35,000), and the Chair of the Board of Directors will be entitled to receive an additional annual cash retainer of $30,000 (decreased from $35,000).

The foregoing description of the terms of the Policy does not purport to be complete and is qualified in its entirety by reference to the Policy, which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2018	Fate Therapeutics, Inc.

	By:	/s/ J. Scott Wolchko
J. Scott Wolchko
President and Chief Executive Officer